                         MARISA CHRISTINA, INCORPORATED             EXHIBIT 32.1

                            SECTION 906 CERTIFICATION

The following statement is provided by the undersigned to accompany the foregoing Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law:

            The undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Marisa Christina, Incorporated.

/s/   Michael H. Lerner
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Michael H. Lerner
Chairman, Chief Executive Officer
   and President
Marisa Christina, Incorporated

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